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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) December 5, 1996

                                ZYCON CORPORATION
             (Exact name of registrant as specified in its charter)

 Delaware                           33-95284                     94-2348052
(State of                    (Commission File Number)         (IRS Employer
Incorporation)                                              Identification No.)

                    445 El Camino Real, Santa Clara, CA 95050
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (408) 241-9900


         (Former name or former address, if changed since last report.)
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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On December 5, 1996 the Registrant issued a joint press release with Hadco Corporation which is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated December 5, 1996 relating to Hadco Corporation's agreement to purchase all of the outstanding shares of common stock of Zycon Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Zycon Corporation
                                             ----------------------------
                                                    (Registrant)

Date: December 6, 1996.                      /s/ Kenneth R. Shilling
                                             ----------------------------
                                             Kenneth R. Shilling,
                                             Vice President, Finance and
                                             Chief Financial Officer



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